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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 5, 2000



                              AMRESCO CAPITAL TRUST
             (Exact name of Registrant as specified in its Charter)


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
                  TEXAS                       1-14029                      75-2744858
(State or other jurisdiction of       (Commission file number)          (I.R.S. Employer
incorporation or organization)                                        Identification Number)
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             700 North Pearl Street, Suite 1900, Dallas, Texas 75201
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 953-7700



                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 5, 2000, AMRESCO Capital Trust (the "Company") entered into an agreement (the "Voting Agreement") with Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P. and RR Capital Partners, L.P. (collectively, the "Farallon Entities") pursuant to which, among other things, each of the Farallon Entities agreed to vote or cause to be voted all of the capital shares of the Company beneficially owned by such Farallon Entity in favor of the transactions contemplated by the Company's previously announced Plan of Liquidation and Dissolution, dated March 29, 2000. As of the date hereof, the Farallon Entities beneficially own an aggregate of 1,722,011 common shares of the Company, or approximately 17.2% of the Company's outstanding common shares.

         In connection therewith, the Company and The Bank of New York, as rights agent, entered into Amendment No. 1 to Rights Agreement (the "Amendment").

         Forms of the Voting Agreement and the Amendment are filed herewith as Exhibits 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1 Form of REIT Agreement, dated as of July 5, 2000, among AMRESCO Capital Trust and Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P. and RR Capital Partners, L.P.

         99.2 Form of Amendment No. 1 to Rights Agreement, dated as of June 29, 2000, between AMRESCO Capital Trust and The Bank of New York



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2000
                                  AMRESCO CAPITAL TRUST



                                  By: /s/ Thomas R. Lewis II
                                      ------------------------------------------
                                      Thomas R. Lewis II
                                      Senior Vice President, Chief Financial and
                                      Accounting Officer


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                                INDEX TO EXHIBITS


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EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 Form of REIT Agreement, dated as of July 5, 2000, among AMRESCO Capital Trust and Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P. and RR Capital Partners, L.P.

99.2 Form of Amendment No. 1 to Rights Agreement, dated as of June 29, 2000, between AMRESCO Capital Trust and The Bank of New York
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